Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of September 24, 2014 (the “First Amendment Date”) and is entered into by and among ACELRX PHARMACEUTICALS, INC., a Delaware corporation, and each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (collectively, “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 16, 2013 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS.

1.1 Section 2.2(a). Section 2.2(a) is hereby amended and restated in its entirety as follows:

2.2(a) Advances. Subject to the terms and conditions of this Agreement, Lender will make, and Borrower agrees to draw, a Term Loan Advance of $15,000,000 ( the “Initial Advance”) on the Closing Date. Beginning at any time on or after the Closing Date through June 30, 2014, Borrower may request a second Term Loan Advance of up to $10,000,000 (the “Second Advance”). Subject to Borrower’s achievement of the Performance Milestone, from December 15, 2014 through August 1, 2015, Borrower may request a third Term Loan Advance of up to $15,000,000 (the “Third Advance”). Each Term Loan Advance shall be subject to the conditions precedent set forth in Sections 4.2 and 4.3. The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount.

1.2 Section 2.2(d). Section 2.2(d) is hereby amended and restated in its entirety as follows:

2.2(d) Payment. Borrower will pay interest on each Term Loan Advance on the first day of each month, beginning the month after the Advance Date. Borrower shall repay the aggregate principal balance of the Initial Advance and the Second Advance in equal monthly installments of principal and interest (mortgage style) amortized over a 30-month schedule beginning April 1, 2015, and continuing on the first business day of each month thereafter until the Secured Obligations are repaid. Borrower shall repay the aggregate principal balance of the

Third Advance in equal monthly installments of principal and interest (mortgage style) amortized over a 30-month schedule beginning on the later to occur of April 1, 2015 or the first day of the month following the month during which Borrower receives the Third Advance, and continuing on the first day of each month thereafter until the Secured Obligations are repaid. Notwithstanding the above, if the Performance Milestone has occurred on or before April 1, 2015, Borrower shall repay the aggregate Term Loan principal balance in equal monthly installments of principal and interest (mortgage style) amortized over a 24-month schedule beginning January 1, 2016, and continuing on the first business day of each month thereafter until the Secured Obligations are repaid. As applicable, a balloon payment of the entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Except to the extent Borrower pays any regularly scheduled installments of principal and/or optional prepayments of principal in Common stock in accordance with, and subject to the limitations set forth in, Section 2.2(e), Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under each Note or Term Loan Advance.

1.3 Section 2.6. Section 2.6 is hereby amended and restated in its entirety as follows:

2.6 End of Term Charge.

(a) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge of $1,062,500 in connection with the Initial Advance and Second Advance. Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date.

(b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge of $637,500 in connection with the Third Advance. Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the First Amendment Date.

(c) On December 1, 2014, Borrower shall pay Lender a charge of $200,000 as scheduled in connection with the term loan advances funded in connection with the Original Agreement. Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

2.1 Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender.

2.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3 The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6 As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

4.2 Payment of Lender Expenses. Borrower shall have paid all Lender Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6. INCORPORATION BY REFERENCE. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

7. THIRD ADVANCE REFINANCED. For the avoidance of doubt, the $15,000,000 commitment for the third Term Loan Advance set forth in Section 2.2(a) of the Loan Agreement in effect prior to this Amendment has been terminated in full and is now replaced by the Third Advance commitment set forth in this Amendment.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

ACELRX PHARMACEUTICALS, INC.

Signature:	/s/ Timothy E. Morris

Print Name:	Timothy E. Morris

Title:	CFO

Accepted in Palo Alto, California:

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.		HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership

Signature:	/s/ Ben Bang	By:	Hercules Technology SBIC
	Ben Bang, Senior Counsel		Management, LLC, its General Partner

		By:	Hercules Technology Growth Capital, Inc., its Manager

			By:	/s/ Ben Bang
Ben Bang, Senior Counsel